UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

Blue Water Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 22, 2023, Blue Water Biotech, Inc. (the “Company”) received a deficiency notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with Nasdaq’s continued listing standards (the “Listing Rules”) as set forth in Listing Rule 5250(c)(1) given the Company’s failure to timely file its quarterly report on Form 10-Q for the quarter ended June 30, 2023 (the “10-Q”).

Consistent with the Listing Rules, the Company has 60 calendar days from the date of the Notice to provide Nasdaq with a specific plan to achieve and sustain compliance with the Listing Rules. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until February 10, 2024, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that, should Nasdaq accept the Company’s plan, the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Hearing Panel under Nasdaq Listing Rule 5815(a). If the Company fails timely to regain compliance with Nasdaq’s listing rules (including, to the extent granted by Nasdaq, any applicable extensions of time), the securities of the Company will be subject to delisting on the Nasdaq Stock Market.

The Notice has no immediate impact on the listing or trading of the Company’s securities on the Nasdaq Stock Market.

The Company is working diligently to finalize and file the Form 10-Q as soon as practicable, but due to the ongoing review of Company employee expenditures and the classification thereof, as previously announced in a Form 8-K filed on August 22, 2023, the Company is not currently in a position to advise when the 10-Q will be filed.

On August 28, 2023, in accordance with Nasdaq’s procedures, the Company issued a press release disclosing the receipt of the Notice from Nasdaq. A copy of the press release is included herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Biotech, Inc.

Date: August 28, 2023	By:	/s/ Jon Garfield
Jon Garfield
Chief Financial Officer

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